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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) July 5, 2000 (July 5, 2000)
                                                 ------------ --------------

                      TRI-STATE OUTDOOR MEDIA GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)


         KANSAS                      33-59137                    48-106173
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  (State or Other Jurisdiction       (Commission             (IRS Employer
          of Incorporation)          File Number)            Identification No.)


       3416 HIGHWAY 41 SOUTH, TIFTON, GEORGIA                    31793
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      (Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code       (800) 732-8261
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                                 NOT APPLICABLE
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         (Former Name or Former Address, If Changed Since Last Report)

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ITEM 5. OTHER EVENTS

     SGII Holdings, Inc. ("SGH"), the parent company of Tri-State Outdoor Media Group, Inc. ("Tri-State") and PNE Media Holding, LLC., ("PNE") have agreed to terminate the agreement announced on Tri-State's Form 8-K filed on February 4, 2000 whereby SGH was to acquire substantially all the interests in PNE.
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          TRI-STATE OUTDOOR MEDIA GROUP, INC.



Date: July 5, 2000                        By: /s/ William G. McLendon
                                              ---------------------------------
                                              William G. McLendon
                                              Chief Financial Officer